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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2002
                                                         ---------------
                       Bottomline Technologies (de), Inc.
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             (Exact name of Registrant as Specified in Its Charter)

           Delaware              000-25259              02-0433294
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(State or Other Jurisdiction of (Commission (I.R.S. Employer Identification No.)
         Incorporation)          File Number)


               155 Fleet Street, Portsmouth, New Hampshire 03801
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               (Address of Principal Executive Offices)  (Zip Code)


        Registrant's telephone number, including area code:  (603) 436-0700

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

      On January 8, 2002, Bottomline Technologies (de), Inc. (the "Registrant") entered into a stock purchase agreement with General Atlantic Partners, LLC, ("General Atlantic") a private equity investment firm focused exclusively on investing in information technology businesses. The closing date of this transaction was January 15, 2002. General Atlantic paid $22.3 million for 2.7 million shares, 2.1 million of which were newly issued shares sold by the Registrant. The balance of the shares were sold in equal amounts by the Registrant's founders, Daniel McGurl and James Loomis. Pursuant to the terms of the transaction, the Registrant entered into a registration rights agreement dated January 15, 2002 with General Atlantic and a partner designee of General Atlantic joined the Registrant's board of directors.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference. Documents listed on such Exhibit Index are being filed as exhibits herewith.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 Bottomline Technologies (de), Inc.

Date:  January 15, 2002          By: /s/ Robert A. Eberle
                                     --------------------
                                     Robert A. Eberle
                                     Executive Vice President,
                                     Chief Operating Officer,
                                     Chief Financial Officer and Secretary


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Exhibit
Number                             Description
-------                            -----------

4.1* Registration Rights Agreement, dated January 15, 2002, among Bottomline Technologies (de), Inc., General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC and GAPCO GmbH & Co. KG.

10.1* Stock Purchase Agreement, dated January 8, 2002, by and among Bottomline
      Technologies (de), Inc., General Atlantic Partners 74, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, GAPCO GmbH & Co. KG and the Stockholders named on Schedule I thereto.

99.1  Press release dated January 9, 2002.

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*     Certain exhibits and schedules to this agreement were omitted by the
      Registrant. The Registrant agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.

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